UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On June 21, 2011, the board of directors of Best Buy Co., Inc. (“Best Buy” or the “registrant”) announced the authorization of a new $5 billion share repurchase program and an increase in Best Buy’s quarterly cash dividend to 16 cents per common share, a 7 percent increase compared with the existing quarterly dividend of 15 cents per common share. The share repurchase program will be effective as of June 20, 2011, and the dividend increase will be effective with the quarterly dividend which, if authorized, would be payable on October 25, 2011, to shareholders of record as of October 4, 2011.

The news release issued on June 21, 2011 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Some of the matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and its management. The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant’s filings with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99

News release issued June 21, 2011 (furnished pursuant to Item 7.01). Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 21, 2011	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer